EXHIBIT 99.2

                                                                  EXECUTION COPY


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                 SERIES 2001-C1

                             UNDERWRITING AGREEMENT
                             ----------------------

                                 March 31, 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281

SALOMON SMITH BARNEY
Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

     Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Company"), intends to create a commercial mortgage trust (the "Trust") in order to issue Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"), in certain classes (each, a "Class") to be designated in the Prospectus Supplement (as defined below). The Company further proposes to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSB"; and together with Merrill Lynch, the "Underwriters") the Classes of the Certificates having the characteristics described on Schedule I (the "Underwritten Certificates").

     The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting of a segregated pool (the "Mortgage Pool") of mortgage loans (the "Mortgage Loans") that will have an approximate aggregate principal balance of $914,474,000 on or about May 1, 2001 (the "Cut-Off Date") secured by first liens on the borrowers' fee or leasehold interests in commercial and multifamily properties (the "Mortgaged Properties"). The Certificates will be issued on or about May 30, 2001 (the "Closing Date") pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") among the Company, Prudential Asset Resources, Inc., as master servicer (in such capacity, the "Master Servicer"), Lennar Partners Inc. or another specified party, as special servicer of the Mortgage Loans other than the Mortgage Loan in the approximate principal balance of $155,000,000 known as the "RREEF Loan," a portion of which will be included in

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the Mortgage Pool (the "Special Servicer"), Prudential Asset Resources, Inc., as
special servicer of the RREEF Loan (in such capacity the "RREEF Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent.

     The Mortgage Loans will be acquired by the Company from Prudential Mortgage Capital Funding, LLC (the "Mortgage Loan Seller") on or prior to the Closing Date pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement") between the Mortgage Loan Seller and the Company. The Company, the Mortgage Loan Seller, the Master Servicer and the RREEF Special Servicer are affiliates of Prudential Mortgage Capital Company, LLC ("Prudential").

     The Underwritten Certificates and the Mortgage Pool are described more fully in Schedule I, as may be modified by mutual agreement and described in the Prospectus Supplement to be furnished to you by the Company.


     1. Representations and Warranties. A. The Company represents and warrants to, and agrees with, each Underwriter, as of the date hereof and as of the date the Underwritten Certificates are initially priced (the "Pricing Date"), that:


     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-42858) on Form S-3 for the registration of Commercial Mortgage Pass-Through Certificates, issuable in series, including the Underwritten Certificates, under the Securities Act of 1933, as amended (the "1933 Act"), which registration statement has become effective. The Underwritten Certificates meet the requirements for use of Form S-3 under the 1933 Act, and such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act and complies in all other material respects with the 1933 Act and the rules and regulations thereunder. The Company proposes to file with the Commission, with your consent, pursuant to Rule 424 under the 1933 Act, a supplement (the "Prospectus Supplement") to the Basic Prospectus (as defined in Schedule I) relating to the Underwritten Certificates and the method of distribution thereof, and shall advise you of all further information (financial and other) with respect to the Underwritten Certificates and the Mortgage Pool to be set forth therein. Such registration statement, including all exhibits thereto, is referred to herein as the "Registration Statement"; and the Basic Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto authorized by the Company prior to the Closing Date for use in connection with the offering of the Underwritten Certificates, are hereinafter called the "Prospectus". Any preliminary form of the Prospectus Supplement that will be filed pursuant to Rule 424 is hereinafter called a "Preliminary Prospectus Supplement". If so stated in the Prospectus Supplement, the Company shall file with the Commission within fifteen days of the issuance of the Underwritten Certificates a report on Form 8-K ("Form 8-K") setting forth specific information concerning the Mortgage Pool and the Underwritten Certificates to the extent that such information is not set forth in the Prospectus Supplement.

     (b) As of the date hereof, as of the date on which the Prospectus Supplement is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date, any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Prospectus Supplement is filed with the Commission, and as of the


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Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complies and will comply in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder, (ii) the Registration Statement, as amended as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Prospectus, as amended or supplemented as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) statements contained in or omitted from the Registration Statement or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters specifically for use in the Registration Statement and the Prospectus (such information being identified in Section 8(b) hereof); (ii) the information contained in or omitted from the Registration Statement or the Prospectus, or any amendment or supplement thereto, in reliance upon and conformity with (A) written information provided by the Mortgage Loan Seller relating to the Mortgage Loans, the Mortgaged Properties, the related loan documents and the obligors thereunder, and the Mortgage Loan Seller ("Mortgage Loan Seller Information"), or (B) the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to the Mortgage Loan Purchase Agreement; (iii) the information contained in or omitted from any Computational Materials or ABS Term Sheets (as defined in Section 4) that have been filed as part of the Registration Statement, to the extent it consists of, is based on or relates to Mortgage Loan Seller Information; or (iv) any other information contained in or omitted from any Computational Materials or ABS Term Sheets that have not been approved in writing by the Company.

     (c) The Company has been duly incorporated, is validly existing and is in good standing under the laws of the jurisdiction of its organization, with power and authority to own, lease or operate its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, to the extent that the failure to be so qualified and in good standing would be material and adverse to the Trust or any Mortgage Loan or would have a material and adverse effect on the performance of the Company's obligations under this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreement.

     (d) As of the date hereof, as of the date on which the Prospectus Supplement is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date, any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Prospectus Supplement is filed with the Commission, and as of the Closing Date, there has not and will not have been (i) any request by the Commission for any further amendment to the Registration Statement or the Prospectus or for any additional information relating to the Underwritten Certificates, (ii) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat


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of any proceeding for that purpose known to the Company or (iii) any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or any initiation or threat of any proceeding for such purpose known to the Company.

     (e) This Agreement has been, and as of the Closing Date, each of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement will be, duly authorized, executed and delivered by the Company and this Agreement constitutes, and as of the Closing Date each of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement will constitute, legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally,
(ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreement that purport or are construed to provide indemnification from securities law liabilities.

     (f) As of the Closing Date, the Underwritten Certificates, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement will conform in all material respects to the respective descriptions thereof contained in the Prospectus. As of the Closing Date, the Underwritten Certificates will be duly and validly authorized and, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement to you against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     (g) At the Closing Date, each of the representations and warranties of the Company set forth in the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement will be true and correct in all material respects.

     (h) The Company is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be material and adverse to the Company or which violation or default would have a material adverse affect on the performance of its obligations under this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreement. Neither the issuance and sale of the Underwritten Certificates, nor the execution and delivery by the Company of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement, nor the consummation by the Company of any of the transactions herein or therein contemplated, nor compliance by the Company with the provisions hereof or thereof, did, does or will conflict with or result in a breach of any term or provision of the organizational documents of the Company or conflict with, result in a breach, violation or acceleration of, or constitute a default or result in the creation or imposition of a lien on any of its assets under, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it or any material asset is bound, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company.


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     (i) There is no action, suit or proceeding against the Company pending, or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the Underwritten Certificates, (ii) seeking to prevent the issuance of the Underwritten Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the Underwritten Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Underwritten Certificates to be described in the Prospectus.

     (j) There are no contracts, indentures or other documents of a character required by the 1933 Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

     (k) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering or sale of the Underwritten Certificates pursuant to this Agreement, except such as have been, or as of the Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Underwritten Certificates by the Underwriter and any recordation of the respective assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not been completed.

     (l) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

     (m) Any taxes, fees and other governmental charges payable by the Company in connection with the execution and delivery of this Agreement and the delivery and sale of the Underwritten Certificates (other than such federal, state and local taxes as may be payable on the income or gain recognized therefrom) have been or will be paid at or prior to the Closing Date.

     (n) Neither the Company nor the Trust is, and neither the sale of the Underwritten Certificates in the manner contemplated by the Prospectus nor the activities of the Trust pursuant to the Pooling and Servicing Agreement will cause the Company or the Trust to be, an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     (o) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and will report the sale of the Underwritten Certificates to the

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Underwriters pursuant to this Agreement as a sale of the Company's interests in the Mortgage Loans evidenced by the Underwritten Certificates. The consideration received by the Company upon the sale of the Underwritten Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Underwritten Certificates. The Company will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Underwritten Certificates to the Underwriters. In addition, the Company will be solvent at all relevant times prior to, and will not be rendered insolvent by, the transfer of the Mortgage Loans to the Trustee on behalf of the Trust. The Company is not selling the Underwritten Certificates to the Underwriters and will not transfer the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of the creditors of the Company.

     (p) At the Closing Date, the respective Classes of Underwritten Certificates shall have been assigned ratings no lower than those to be set forth in Schedule I, by the nationally recognized statistical rating organizations to be identified in Schedule I (each a "Rating Agency" and together, the "Rating Agencies").

     (q) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

     (r) The accountants who delivered the "agreed-upon procedures letters" to the Underwriter pursuant to Section 6(h) hereof are independent certified public accountants with respect to the Company and its affiliates within the meaning of Regulation S-X under the 1933 Act.

     (s) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company will have such title to each Mortgage Loan as was conveyed to it by the Mortgage Loan Seller, free and clear of any pledge, mortgage, lien, security interest or other encumbrance created by or through the Company. At the Closing Date, the Company will have full power and authority to sell and deliver the Mortgage Loans to the Trustee under the Pooling and Servicing Agreement and will have duly authorized such assignment and delivery to the Trustee by all necessary actions.

     (t) At the Closing Date, the Company's interest in the Mortgage Loans will have been duly and validly assigned and delivered by the Company to the Trustee under the Pooling and Servicing Agreement.

     B. Prudential represents and warrants to, and agrees with, each Underwriter, as of the date hereof and as of the Pricing Date, that:

     (a) Prudential has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its organization and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

     (b) This Agreement has been duly and validly authorized, executed and delivered by Prudential and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Prudential, enforceable


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against Prudential in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, (ii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport or are construed to provide indemnification from liabilities under applicable securities laws.

     (c) The execution and delivery of this Agreement by Prudential and Prudential's performance and compliance with the terms of this Agreement will not (i) violate Prudential's organizational documents, (ii) violate any law or regulation or any administrative decree or order to which it is subject or (iii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any contract, agreement or other instrument to which Prudential is a party or by which Prudential is bound.

     (d) Prudential is not a party to or bound by any agreement or instrument or subject to any organizational documents or any other organizational restriction or any judgment, order, writ, injunction, decree, law or regulation that would materially and adversely affect the ability of Prudential to perform its obligations under this Agreement, or that requires the consent of any third person to the execution of this Agreement, or the performance by Prudential of its obligations under this Agreement (except to the extent such consent has been obtained or will be obtained prior to the Closing Date).

     (e) No consent, approval, authorization or order of, any court or governmental agency or body, or of any person is required for the execution, delivery and performance by Prudential of or compliance by Prudential with this Agreement or the consummation of the transactions contemplated by this Agreement and the Prospectus (except as have previously been obtained or will be obtained prior to the Closing Date).

     (f) No litigation is pending or, to the best of Prudential's knowledge, threatened against Prudential that would prohibit its entering into this Agreement, or materially and adversely affect the performance by Prudential of its obligations under this Agreement.

     (g) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of Prudential are pending or contemplated.

     C. Each Underwriter, severally and not jointly, represents and warrants to the Company with respect to itself that, as of the date hereof and as of the Closing Date, (i) the Underwriter has complied in all material respects with all of its obligations under Section 4 hereof and (ii) with respect to all Computational Materials and ABS Term Sheets, if any, provided by such Underwriter to the Company pursuant to Section 4(b)(iv) hereof, such Computational Materials and ABS Term Sheets are accurate in all material respects (taking into account the assumptions explicitly set forth or otherwise referred to in the Computational Materials, the ABS Term Sheets, the Prospectus Supplement or the Preliminary Prospectus Supplement, and provided that the underlying data regarding the Mortgage Loans and the related Mortgagors and Mortgaged Properties provided to such Underwriter by the Mortgage Loan


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Seller and the Preliminary Prospectus Supplement and Prospectus Supplement are
accurate and complete in all material respects) and constitute a complete set of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission pursuant to the No-Action Letters (as defined herein).

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the percentage of each Class of Underwritten Certificates set forth opposite each such Underwriter's name and at the applicable purchase prices set forth in Schedule I under the terms and as described in Schedule I.

     3. Delivery and Payment. Delivery of and payment for the Underwritten Certificates shall be made in the manner, at the location(s), on the Closing Date at the time to be specified in Schedule I, which date and time may be changed by agreement between you and the Company. Delivery of the Underwritten Certificates shall be made either directly to you or through the facilities of The Depository Trust Company ("DTC"), as specified in Schedule I, for the account of the each Underwriter against payment by such Underwriter of the purchase price therefor in immediately available funds wired to such bank as may be designated by the Company, or such other manner of payment as may be agreed upon by the Company and you. Any Class of Underwritten Certificates to be delivered through the facilities of DTC shall be represented by one or more global Certificates registered in the name of Cede & Co., as nominee of DTC, which global Certificate(s) shall be placed in the custody of DTC not later than 1:00 p.m. (New York City time) on the Closing Date pursuant to a custodial arrangement to be entered into between the Trustee or its agent and DTC. Unless delivered through the facilities of DTC, the Underwritten Certificates shall be in fully registered certificated form, in such denominations and registered in such names as you may have requested in writing not less than one full business day in advance of the Closing Date.

     The Company agrees to have the Underwritten Certificates, including the global certificates representing the Underwritten Certificates to be delivered through the facilities of DTC, available for inspection, checking and, if applicable, packaging by you in New York, New York, not later than the close of business (New York City time) on the business day preceding the Closing Date.

     References herein, including, without limitation, in Schedule I and Exhibit A, to actions taken or to be taken following the Closing Date with respect to any Underwritten Certificates that are to be delivered through the facilities of DTC shall include, if the context so permits, actions taken or to be taken with respect to the interests in such Underwritten Certificates as reflected on the books and records of DTC.

4. Offering by Underwriters.

     (a) It is understood that the Underwriters propose to offer the Underwritten Certificates for sale to the public, including, without limitation, in and from the State of New York, as shall be set forth in the Prospectus Supplement. It is further understood that the Company, in reliance upon an exemption from the Attorney General of the State of New York to


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be granted pursuant to Policy Statement 104 and 105, has not and will not file the offering pursuant to Section 352-e of the General Business Law of the State of New York with respect to the Underwritten Certificates which are not "mortgage related securities" as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act"). Accordingly, each Underwriter covenants and agrees with the Company that sales of such Underwritten Certificates made by such Underwriter in the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.

     (b) The Underwriters may prepare and provide to prospective investors certain Computational Materials and ABS Term Sheets in connection with its offering of the Certificates. Each Underwriter, severally and not jointly, covenants with the Company that:

          (i) Such Underwriter shall comply with the requirements of the no-action letter, dated May 20, 1994, issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association, dated May 25, 1994 (collectively, the "Kidder/PSA Letter"), and the requirements of the no-action letter, dated February 17, 1995, issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

          (ii) For purposes hereof, "Computational Materials" shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of such Underwriter. For purposes hereof, "ABS Term Sheets shall have the collective meanings given to the terms "ABS Term Sheets," "Structural Term Sheets" and "Collateral Term Sheet" in the PSA Letter but shall include only those ABS Term Sheets, Structural Term Sheets or Collateral Term Sheets that have been prepared for or delivered to prospective investors by or at the direction of such Underwriter.

          (iii) All Computational Materials and ABS Term Sheets provided to prospective investors shall bear a legend in a form previously approved by the Company or its counsel.

          (iv) Such Underwriter shall not distribute any such Computational Materials or ABS Term Sheets unless the forms and methodology thereof are in accordance with this Agreement. Such Underwriter shall provide to the Company, for filing on Form 8-K as provided in Section 5(g) hereof, copies (in such format as required by the Company) of all Computational Materials and ABS Term Sheets. Such Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed. All Computational Materials and ABS Term Sheets described in this subsection (iv) must be provided to the Company (a) in paper or electronic format suitable for filing with the Commission and (b) not later than 10:00 a.m. (New York City time) on a business day that is not less than one business day before filing thereof is required pursuant to the terms of the No-Action Letters.


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          (v) All information included in the Computational Materials and ABS
     Term Sheets shall be generated based on substantially the same methodology and assumptions as are used to generate the information in the Prospectus Supplement as set forth therein; provided that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or ABS Term Sheets were based on assumptions with respect to the Mortgage Pool that differ from the characteristics of the actual Mortgage Pool in any material respect or on Underwritten Certificate structuring assumptions (except in the case of Computational Materials when the different structuring terms were hypothesized and so described) that were revised in any material respect prior to the printing of the Prospectus, then to the extent that it has not already done so, such Underwriter shall immediately inform the Company and, upon the direction of the Company, and if not corrected by the Prospectus, shall prepare revised Computational Materials and ABS Term Sheets, as the case may be, based on the final Mortgage Pool and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof, and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Company pursuant to subsection (iv) above.

          (vi) The Company shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission, provided that the Company will file Computational Materials or ABS Term Sheets that contain a material error or, when read together with the Prospectus, a material omission, if clearly marked (A) "superseded by materials dated [specify date]" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked "material previously dated [specify date], as corrected", or (B) if the material error or omission is to be corrected in the Prospectus, "superseded by materials contained in the Prospectus." If, within the period during which the Prospectus relating to the Underwritten Certificates is required to be delivered under the 1933 Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Company or such Underwriter, to contain a material error or, when read together with the Prospectus, a material omission, then (unless the material error or omission was corrected in the Prospectus) such Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials or ABS Term Sheets to all recipients of the prior versions thereof, and shall deliver copies of such corrected Computational Materials or ABS Term Sheets (marked, "as corrected") to the Company for filing with the Commission in a subsequent Form 8-K submission (subject to the Company's obtaining an accountant's comfort letter in respect of such corrected Computational Materials and ABS Term Sheets, which shall be at the expense of such Underwriter).

          (vii) Such Underwriter shall be deemed to have represented, as of the Closing Date, that except for Computational Materials and/or ABS Term Sheets provided to the Company pursuant to subsection (iv) above, such Underwriter did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Underwritten Certificates that is required to be filed with the Commission in accordance with the No-Action Letters.

          (viii) In the event of any delay in the delivery by such Underwriter to the Company of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (iv) above, the Company shall have the right to delay the release of the Prospectus to investors or to such Underwriter, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Company to comply with its agreement set forth in Section 5(g) hereof to file the Computational Materials and ABS Term Sheets by the time specified therein.

          (ix) Computational Materials and ABS Term Sheets may be distributed by such Underwriter through electronic means in accordance with SEC Release No. 33-7233 or other applicable laws or regulations.

     (c) Such Underwriter further agrees that it shall promptly provide the Company with such information as to matters of fact as the Company may reasonably request to enable it to comply with its reporting requirements with respect to each Class of the Underwritten Certificates to the extent such information can in the good faith judgment of such Underwriter be determined by it.

     5. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

     (a) The Company shall not file any amendment to the Registration Statement, or any supplement to the Basic Prospectus, relating to or affecting the Underwritten Certificates, unless the Company has furnished a copy to you for your review prior to filing, and shall not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company shall prepare and cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424 under the 1933 Act or shall cause the Prospectus Supplement to be filed with the Commission pursuant to said Rule 424. The Company promptly shall advise you or counsel for the Underwriters
(i) when the Prospectus Supplement shall have been filed or transmitted to the Commission for filing pursuant to Rule 424, (ii) when any amendment to the Registration Statement (other than an amendment filed pursuant to Rule 429 under the 1933 Act) shall have become effective, (iii) of any request or proposed request by the Commission to the Company to amend the Registration Statement or supplement the Prospectus Supplement or for any additional information in respect of the offering contemplated hereby, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto which shall have become effective on or prior to the Closing Date or, to the extent known to the Company, the institution or threatening of any proceeding for that purpose, and
(v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the institution or threatening of any proceeding for that purpose. The Company will use reasonable efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Underwritten Certificates is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the 1933 Act or the rules and regulations thereunder, then promptly following the Company becoming aware thereof, the Company shall prepare and file with the Commission, at the expense of the Company, subject to Section 5(a) above, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, the Company will use its best efforts to cause such amendment to the Registration Statement to be made effective as soon as possible.

     (c) The Company shall furnish to you and to counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date, and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the 1933 Act, as many copies of any Preliminary Prospectus Supplement, the Prospectus Supplement and the Basic Prospectus and any amendments and supplements thereto as you may reasonably request.

     (d) The Company shall furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Underwritten Certificates for sale under the laws of such jurisdictions as you may designate and shall maintain such qualifications in effect for a period of nine months following the Closing Date; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now subject to such service of process.

     (e) The Company shall pay, or cause to be paid, all costs and expenses in connection with the transactions contemplated in this Agreement and the Prospectus, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Underwritten Certificates; the fees and disbursements of accountants for the Company; the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Underwritten Certificates under state securities or "blue sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any blue sky survey and in connection with any determination of the eligibility of the Underwritten Certificates for investment by institutional investors and the preparation of any legal investment survey; the expenses of printing any such blue sky survey and legal investment survey; the cost and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus, the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement, the preparation and printing of this Agreement and the delivery to the Underwriters of such copies of the Basic Prospectus and each Preliminary Prospectus Supplement, if any, and Prospectus Supplement as you may reasonably request; the fees of the Rating Agencies that are rating the Underwritten Certificates; and the reasonable fees and disbursements of counsel to the Underwriters. Except as provided above or in
Section 7 hereof, the Underwriters shall be responsible for paying all other costs and expenses incurred by them in connection with the purchase and sale of the Underwritten Certificates.

     (f) [Reserved]

     (g) The Company shall, as to itself, and the Company, or pursuant to the Pooling and Servicing Agreement, the Trustee, will be required, as to the Trust, to satisfy and comply with all reporting requirements of the 1934 Act, and the rules and regulations thereunder. The Company shall also file with the Commission a report on Form 8-K setting forth all Computational Materials and ABS Term Sheets provided to the Company by each Underwriter and identified by it as such within the time period allotted for such filing pursuant to the No-Action Letters; provided, however, that prior to such filing of the Computational Materials and ABS Term Sheets by the Company, such Underwriter must comply with its obligations pursuant to Section 4(b) hereof. The Company shall file any corrected Computational Materials described in Section 4(b)(vi) hereof as soon as practicable following receipt thereof. Subject to compliance by such Underwriter with Section 4(b)(iv) hereof, the Company represents and warrants that, to the extent required by the No-Action Letters, the Company has timely filed with the Commission any ABS Term Sheets previously delivered to it as contemplated by Section 4(b)(iv) hereof.

     (h) The Company shall take all reasonable action necessary to enable the Rating Agencies to provide their respective credit ratings of the Underwritten Certificates described on Schedule I.

     (i) The Company shall use commercially reasonable efforts to execute the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement by May 30, 2001 or such later date as agreed to in writing by the Underwriters.

     (j) The Company shall cause the Pooling and Servicing Agreement to provide that the Underwriters shall be intended third-party beneficiaries of the Pooling and Servicing Agreement and of the obligations of the parties thereto that are expressly for the benefit of the Underwriters, with all rights to enforce such obligations of such parties as if such Underwriters were parties to the Pooling and Servicing Agreement, and with the right to receive copies of any notices and consents required to be given to the Rating Agencies or to the registered holders of the Underwritten Certificates.

     6. Conditions to the Obligations of the Underwriters. The obligation of the Underwriters hereunder to purchase the Underwritten Certificates shall be subject to the accuracy of the representations and warranties on the part of the Company and Prudential contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date, as of the date the Prospectus Supplement or any supplement thereto is filed with the Commission and as of the Closing Date, to the accuracy of the statements of the Company and Prudential made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company and Prudential of their obligations hereunder and to the following additional conditions:

     (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn, no proceedings for that purpose shall have been instituted or, to the Company's knowledge, threatened and not terminated; and the Prospectus Supplement shall have been filed or transmitted for filing with the Commission in accordance with Rule 424 under the 1933 Act;

     (b) You shall have received from Cadwalader, Wickersham & Taft, counsel for the Underwriters, a favorable opinion, dated the Closing Date, as to such matters regarding the Underwritten Certificates as you may reasonably request;

     (c) (i) The Company shall have delivered to you a certificate of the Company, signed by an authorized officer of the Company and dated the Closing Date, to the effect that: (1) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (2) the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part that are required hereby to be performed or satisfied at or prior to the Closing Date; and

     (ii) Prudential shall have delivered to you a certificate of Prudential, signed by an authorized officer of Prudential and dated the Closing Date, of the President, a Senior Vice President or a Vice President of Prudential to the effect that: (1) the representations and warranties of Prudential in this Agreement are true and correct in all material respects; and (2) Prudential has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

     (d) You shall have received (i) with respect to the Company, a good standing certificate of the jurisdiction of its organization and (ii) with respect to Prudential a good standing certificate from the jurisdiction of its organization, each dated not earlier than 10 days prior to the Closing Date;

     (e) (i) You shall have received from the Secretary or an assistant secretary of the Company, in his or her individual capacity, a certificate, dated the Closing Date, to the effect that: (x) each individual who, as an officer or representative of the Company, signed this Agreement, or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures; and (y) no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date of the good standing certificate referred to in Section 6(d)(i) above which has affected the good standing of the Company under the laws of the jurisdiction of its organization. Such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of the Company) of the organizational documents of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement; and

     (ii) you shall have received from the Secretary or an assistant secretary of Prudential, in his or her individual capacity, a certificate, dated the Closing Date, to the effect that: (x) each individual who, as an officer or representative of Prudential, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures; and (y) no event (including, without limitation, any act or omission on the part of Prudential) has occurred since the date of the good standing certificate referred to in Section 6(d)(ii) above which has affected the existence of Prudential under the laws of the jurisdiction of its organization. Such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of Prudential) of the organizational documents of Prudential, as in effect on the Closing Date, and of the resolutions of Prudential and any required shareholder consent relating to the transactions contemplated in this Agreement;

     (f) You shall have received from Sidley & Austin, special counsel for the Company, and from in-house counsel for the Company and in-house counsel for Prudential, various favorable opinions, each dated the Closing Date and reasonably satisfactory in form and substance to you and counsel for the Underwriters, which opinions shall cover such matters regarding the Company, Prudential, the Underwritten Certificates, this Agreement and the Pooling and Servicing Agreement as you may reasonably request. Such counsel shall also confirm that the Underwriters may rely, on and as of the Closing Date, on any opinion or opinions of such counsel submitted to any Rating Agency as if addressed to the Underwriters and dated the Closing Date.

     (g) [Reserved]

     (h) You shall have received from PricewaterhouseCoopers LLP, certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to you and counsel for the Underwriters, to the following effect:

          (i) they have performed certain specified procedures as a result of which they have determined that the information of an accounting, financial or statistical nature to be set forth in the Prospectus Supplement under the captions "Summary of the Prospectus Supplement," "Description of the Mortgage Pool" and "Yield and Maturity Considerations" (or similar captions thereto) and on certain annexes and schedules to the Prospectus Supplement agrees with the data sheet or computer tape prepared by or on behalf of the Mortgage Loan Seller, unless non-material deviations are otherwise noted in such letter; and

          (ii) they have compared the data contained in the data sheet or computer tape referred to in the immediately preceding clause (i) to information contained in an agreed upon sampling of the Mortgage Loan files and in such other sources as shall be specified by them, and found such data and information to be in agreement in all material respects, unless non-material deviations are otherwise noted in such letter;

     (i) You shall have received written confirmation from the Rating Agencies that the ratings described on Schedule I have been assigned to the Underwritten Certificates on or before the Closing Date and that, as of the Closing Date, no notice has been given of (i) any intended or possible downgrading or (ii) any review or possible changes in such ratings;

     (j) You shall have received true sale opinions in connection with the transfer of the Mortgage Loans, from the Mortgage Loan Seller to the Company, and in turn from the Company to the Trustee, dated the Closing Date, in form and substance reasonably satisfactory to you and counsel for the Underwriters;

     (k) The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement and other agreements contemplated by those agreements to be in effect on the Closing Date shall have been entered into in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

     (l) You shall have received from the Secretary or an assistant secretary of the Trustee, in his or her individual capacity, a certificate, dated the Closing Date, to the effect that the information under the heading "The Pooling and Servicing Agreement--The Initial Trustee" (or similar headings thereto) in the Prospectus Supplement is true and correct in all material respects;

     (m) You shall have received from the Secretary or an assistant secretary of the Master Servicer, in his or her individual capacity, a certificate, dated the Closing Date, to the effect that the information relating to the Master Servicer under the heading "The Pooling and Servicing Agreement--The Initial Master Servicer and the RREEF Special Servicer" (or similar headings thereto) in the Prospectus Supplement, is true and correct in all material respects;

     (n) You shall have received from the Secretary or an assistant secretary of the Special Servicer, in his or her individual capacity, a certificate, dated the Closing Date, to the effect that the information relating to the Special Servicer under the heading "The Pooling and Servicing Agreement--The Initial Special Servicer" (or similar headings thereto) in the Prospectus Supplement, is true and correct in all material respects; and

     (o) You shall have received, with respect to each of the Master Servicer, the RREEF Special Servicer, the Special Servicer, the Trustee and the Fiscal Agent, a favorable opinion of counsel, dated the Closing Date, addressing: the valid existence of such party under the laws of its jurisdiction of organization; the due authorization, execution and delivery of the Pooling and Servicing Agreement by such party; the enforceability of the Pooling and Servicing Agreement against such party, subject to such limitations as are reasonably acceptable to you and counsel for the Underwriters, and such other matters as you and counsel for the Underwriters may reasonably request. Counsel rendering each such opinion may express its reliance as to factual matters on representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of, the parties to the Pooling and Servicing Agreement and on certificates furnished by public officials and, further, may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered. Each such opinion need cover only the laws of the State of New York, the laws of the jurisdiction of organization for the party on behalf of which such opinion is being rendered and the federal law of the United States.

     (p) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to you and counsel for the Underwriters, and you and such counsel shall have received such additional information, legal opinions, certificates and documents as you or they may have reasonably requested.

     (q) The Mortgage Loan Seller and Prudential shall have entered into an indemnification agreement with the Company and the Underwriters providing for indemnification of the Company and the Underwriters for any loss, liability, claim, damage or expense they may incur in connection with the offering and sale of the Underwritten Certificates arising out of material misstatements contained in and material omissions from the Preliminary Prospectus Supplement or Prospectus Supplement, and if approved by the Mortgage Loan Seller, Computational Materials, ABS Term Sheets, or marketing materials used in "road shows," resulting from any breach of certain representations or warranties made by the Mortgage Loan Seller or any error in the Mortgage Loan Seller Information provided to the Underwriters, in form and substance reasonably satisfactory to you and counsel for the Underwriters.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, if the Company is in breach of any covenants or agreements contained herein or if any of the opinions and certificates referred to above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to you and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by you. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

     7. Reimbursement of Underwriters' Expenses. If the sale of the Underwritten Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or Prudential to perform any agreement herein or comply with any provision hereof, other than by reason of a default by the Underwriters, the Company shall reimburse the Underwriters, upon demand, for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Certificates. If the Company shall fail to reimburse the Underwriters, Prudential shall, upon demand, reimburse the Underwriters to the same extent required by the Company.

8. Indemnification.

     (a) The Company and Prudential, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment or supplement thereto), any Computational Materials and ABS Term Sheets approved in writing by the Company, any marketing materials (in any format) shown or otherwise presented or made available as part of a "road show" to prospective investors in the Underwritten Certificates ("Road Show Materials") approved in writing by the Company or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than misstatements or omissions, or alleged misstatements or omissions, in, based on or relating to Mortgage Loan Seller Information; provided, that the foregoing indemnity with respect to the Basic Prospectus or any Preliminary Prospectus Supplement shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Underwritten Certificates if such untrue statement or omission or alleged untrue statement or omission made in the Basic Prospectus or any Preliminary Prospectus Supplement is eliminated or remedied in the Prospectus and, if required by law, a copy of the Prospectus shall not have been furnished to such person at or prior to the written confirmation of the sale of such Underwritten Certificates to such person; and

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission intended to be covered by subsection
     (a)(i), if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission intended to be covered by subsection (a)(i), to the extent that any such expense is not paid under subsection (a)(i) or (a)(ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information (as specified in Section 8(b) below) furnished to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or in the Basic Prospectus, any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment or supplement thereto) or in any Computational Materials, ABS Term Sheets or Road Show Materials or (ii) made in Computational Materials, ABS Term Sheets, or Road Show Materials not approved in writing by the Company.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in (i) the Registration Statement (or any amendment thereto) or in the Basic Prospectus, any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment or supplement thereto), or in any Computational Materials, ABS Term Sheets, or Road Show Materials in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or in the Basic Prospectus, such Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment or supplement thereto), or in Computational Materials, ABS Term Sheets or Road Show Materials or (ii) Computational Materials, ABS Term Sheets or Road Show Materials not approved in writing by the Company.

     It is hereby acknowledged that (i) the statements concerning the Underwriters to be set forth on the cover of the Prospectus Supplement and (ii) the statements to be included in the Prospectus Supplement under the caption "Method of Distribution" (or similar captions thereto) constitute the only written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or in the Basic Prospectus, the Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment or supplement thereto), or any Computational Materials, ABS Term Sheets or Road Show Materials approved by the Company.

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from the indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, or (ii) the indemnifying party shall not have assumed the defense of such action, with counsel satisfactory to the indemnified party, within a reasonable period following the indemnifying party's receiving notice of such action, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying party or parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its or their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, without the consent of the indemnified party. Notwithstanding the foregoing, the indemnifying party agrees that it shall be liable, to the full extent it otherwise would under subsection (a) or (b), as applicable, of this Section 8, for any settlement of any proceedings effected without its written consent if
(i) at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under subsection (a) or (b), as applicable, of this Section 8, (ii) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     (d) The indemnity agreements contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Company, the Underwriters, any of their respective directors or officers, or any person controlling the Company or the Underwriters, and (iii) acceptance of and payment for any of the Underwritten Certificates.

9. Contribution.

     (a) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in whole or in part, the Company and Prudential (collectively, the "Prudential Parties") and each Underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Prudential Parties and such Underwriter, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Prudential Parties on the one hand and such Underwriter on the other from the offering of the Underwritten Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Prudential Parties on the one hand and of such Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Prudential Parties on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Prudential Parties or by such Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided, further, that, in the case of losses, liabilities, claims or damages referred to in Section 8(a), in no event shall either Underwriter be obligated to contribute more than the underwriting discounts and commissions pertaining to the Underwritten Certificates purchased by it from the Company, less any amount previously paid by such Underwriter in respect of the subject losses, liabilities, claims, damages and/or expenses. For purposes of the foregoing, the benefits received by the Prudential Parties on the one hand and such Underwriter on the other hand in connection with the offering of the Underwritten Certificates shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Underwritten Certificates (before deducting expenses) received by the Company and the total underwriting discount received by such Underwriter bear to the aggregate initial offering price of the Underwritten Certificates. For purposes of this Section 9, each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's directors, shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     (b) The parties hereto agree that it would not be just and equitable if contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take account of the considerations referred to in subsection (a) above. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims or damages referred to in Section 8 hereof or this Section 9 shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim except where the indemnified party is required to bear such expenses, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that it is reasonable to believe that the indemnifying party will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. The remedies provided for in Section 8 hereof and this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     (c) The contribution agreement contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Company, the Underwriters, any of their respective directors or officers, or any person controlling the Company or the Underwriters, and (iii) acceptance of and payment for any of the Underwritten Certificates.

10. [Reserved]

     11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, or by or on behalf of the Company, or by or on behalf of any of the controlling persons and officers and directors referred to in Sections 8 and 9 hereof, and shall survive delivery of the Underwritten Certificates to the Underwriters.

12. Termination of Agreement; Survival.

     (a) The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or of Prudential whether or not arising in the ordinary course of business, or (ii) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus Supplement, any material adverse change with respect to the Mortgage Pool, or (iii) if there has occurred any material adverse change in the United States or international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis, in each case the effect of which is such as to make it, in the reasonable judgment of the Underwriters, after discussions with the Company, impracticable to market the Underwritten Certificates or to enforce contracts for the sale of the Underwritten Certificates, or (iv) if trading generally on the American Stock Exchange or the New York Stock Exchange or on the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(v) if a banking moratorium has been declared by either federal or New York authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except as provided in Section 12(c) hereof.

     (c) The provisions of Section 5(e) regarding the payment of costs and expenses and the provisions of Sections 8 and 9 hereof shall survive the termination of this Agreement.

     13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, World Financial Center, New York, New York 10281, Attention: John Gluszak, CICG Debt Capital Markets, and to Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Angela Hutzel; notices to Prudential shall be directed to it at 100 Mulberry Street, Gateway Center 4, 8th Floor, Newark, New Jersey 07102, Attention: Shane Tucker and notices to the Company shall be directed to it at One New York Plaza, 18th Floor, New York, New York 10292,
Attention: Clay

Lebhar; or, in either case, such other address as may hereafter be furnished by the Underwriter, Prudential or the Company to the other such parties in writing.

     14. Parties. This Agreement shall inure to the benefit of and be binding upon each of the Underwriters, the Company and Prudential and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and Prudential and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and Prudential and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Certificates from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

     15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in said State. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Prudential and the Underwriters.


                         Very truly yours,

                         PRUDENTIAL SECURITIES SECURED
                         FINANCING CORPORATION


                         By:  /s/ CLAY LEBHAR
                              ---------------------------------------
                              Name: Clay Lebhar
                              Title: Vice President

                         PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC


                         By:  /s/ DUANE H. TUCKER, JR.
                              ---------------------------------------
                              Name: Duane H. Tucker, Jr.
                              Title: Managing Director


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:  /s/ JOHN E. GLUSZAK
     -------------------------------------------
     Name: John E. Gluszak
     Title: Director, Authorized Signatory

SALOMON SMITH BARNEY INC.


By: /s/ PAUL T. VANDERSLICE
    --------------------------------------------
     Name: Paul T. Vanderslice
     Title: Managing Director

                                   SCHEDULE I

UNDERWRITING AGREEMENT DATED MARCH 31, 2001:

As used in this Schedule I, the term "Registration Statement" refers to registration statement No. 333-42858 filed by the Company on Form S-3 and previously declared effective. The term "Basic Prospectus" refers to the form of prospectus in the Registration Statement or such later form as most recently filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The term "Prospectus Supplement" refers to the supplement to the Basic Prospectus relating to the mortgage pass-through certificates being sold pursuant to the Underwriting Agreement (the "Underwritten Certificates").

MORTGAGE POOL:

Approximately 120 commercial and multifamily mortgage loans, having an aggregate approximate principal balance, after giving effect to payments of principal due on or before May 1, 2001 (the "Cut-Off Date"), of $914,474,000. The Mortgage Loan Seller shall make such representations and warranties in the Mortgage Loan Purchase Agreement with respect to the Mortgage Pool and the Mortgaged Properties as are customary for similar transactions and may be required by the Rating Agencies and the investors in the Certificates not purchased pursuant to this Agreement.

TITLE, PURCHASE PRICE AND DESCRIPTION OF UNDERWRITTEN CERTIFICATES:

Prudential Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates Series 2001-C1, Classes A1, A2, B, C, D, E, F, G, IO. At the option of the Underwriters, the Class IO Certificates may be offered in a transaction exempt from registration under the 1933 Act pursuant to a private placement memorandum rather than the Prospectus Supplement, and purchased by the Underwriters pursuant to a certificate purchase agreement rather than this Agreement, at the same price and subject to the same conditions described herein.



                                                                                            ALLOCATION
                                                                                   ---------------------------
                  ANTICIPATED CLOSING
                    DATE AGGREGATE                          INTERPOLATED MID
                      CERTIFICATE                             MARKET SPREAD
DESIGNATION        PRINCIPAL BALANCE        RATING (1)         PRICE (2)(3)        MERRILL LYNCH          SSB
-----------      --------------------       ----------      -----------------      -------------         -----
Class A1             $128,126,000            Aaa/AAA        Swaps + 120 bps             50%               50%

Class A2             $595,860,000            Aaa/AAA        Swaps + 130 bps             50%               50%

Class B               $27,409,000            Aa2/AA         Swaps + 170 bps             50%               50%

Class C               $38,831,000             A2/A          Swaps + 210 bps             50%               50%

Class D                $9,136,000             A3/A          Swaps + 240 bps             50%               50%

Class E               $11,320,000          Baa1/B BB+       Swaps + 300 bps            100%                0%

Class F               $15,974,000           Baa2/BBB        Swaps + 325 bps            100%                0%

Class G               $13,705,000           Baa3/BBB-       Swaps + 400 bps            100%                0%

Class IO             $914,474,000            Aaa/AAA        Treasury + 650 bps         100%                0%
                        (notional)

---------------

(1)  Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(2) The Interpolated Mid Market Swap Spread shall be determined by using the midpoint of the bid-ask spreads for the point on the swap curve with a maturity matching that of each Class designation as shown on Telerate page 19901. There shall be added to the purchase price for each Class of Underwritten Certificates accrued interest, if any, at the initial Pass-Through Rate for such Class from May 1, 2001, up to, but not including, the Closing Date. The aggregate purchase price shall not exceed 100.5% of the principal balance of the Underwritten Certificates (other than the Class IO Certificates), plus accrued interest.

(3) In the event Underwritten Certificates are sold to investors (regardless of when settlement is to occur) on or prior to the Closing Date at prices greater than those listed on this Schedule I (the "Floor Prices"), the aggregate purchase price of the Underwritten Certificates payable by the Underwriters shall equal (i) the sum of (a) such higher prices (plus accrued interest) for Underwritten Certificates sold at a higher price and
     (b) the Floor Price (plus accrued interest) for Underwritten Certificates not sold at a higher price, less (ii) the greater of (a) $1,000,000 and (b) the difference of (1) 0.25% of the sum of (A) the principal amount of the Underwritten Certificates (other than the Class IO Certificates) and (B) the gross proceeds of the sale of the Class IO Certificates, minus (2) $350,000. The Underwriters agree to use commercially reasonable efforts to market the Underwritten Certificates, obtain such higher prices and sell the Underwritten Certificates at such higher prices on or before the Closing Date.

CLOSING DATE AND LOCATION:

On any date mutually agreed by the Company and the Underwriters, but no later than May 30, 2001. Closing shall occur at the offices of Sidley & Austin, 875 Third Avenue, New York, New York; except that delivery of the Underwritten Certificates shall be made through the facilities of The Depository Trust Company.

INITIAL PUBLIC OFFERING PRICE:

The Underwritten Certificates will be offered to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

                                   EXHIBIT A
                                   ---------


                             (LIST OF DEFINITIONS)


     None